                                                                   Exhibit 10(2)

                               AMENDMENT NO. 1

                  AMENDMENT NO. 1 (this "Agreement") dated as of February 1,
                                         ---------
         2001 among:


                  SOLUTIA INC., a Delaware corporation (the "Company");
                                                             -------

                  each of the lenders (the "Lenders") listed on the
                                            -------
         signature pages hereof; and



                  CITIBANK, N.A., as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                       --------------------

                  The Company, the Lenders, the Syndication Agent and the Administrative Agent are parties to a 364-Day Multi-Currency Credit Agreement dated as of November 21, 2000 (the "Credit Agreement"). The
                                              ----------------
Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in
                             -----------
this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendment to Financial Covenants. Subject to
                             --------------------------------
the Administrative Agent's receipt of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent, but effective as of the date hereof:

                  A. Pricing Changes. Schedules 2A and 2B to the Credit
                     ---------------
         Agreement are amended to read in their entirety as set forth on Schedules 2A and 2B hereto.

                  B. Financial Covenants. Section 5.03 of the Credit
                     -------------------
         Agreement is amended to read in its entirety as follows:

                           "SECTION 5.03. Financial Covenants. So long as
                                          -------------------
                  any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Company shall not:

                                    (a) Debt to Adjusted EBITDA. Permit the
                                        -----------------------
                           Debt to Adjusted EBITDA Ratio to exceed:

                                            (1) at any time on or prior to
                                    June 30, 2001, 3.50 to 1.00;

                                            (2) at any time from (and
                                    including) July 1, 2001 to (and
                                    including) December 30, 2001, 3.75 to
                                    1.00; and

                                            (3) at any time from and after
                                    December 31, 2001, 3.50 to 1.00.

                                    (b) Interest Coverage Ratio. Permit the
                                        -----------------------
                           Interest Coverage Ratio to be less than:




             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

                                            (1) at any time on or prior to
                                    (and including) December 31, 2000, 4.50
                                    to 1.00;

                                            (2) at any time from (and
                                    including) January 1, 2001 to (and
                                    including) June 30, 2001, 3.75 to 1.00;

                                            (3) at any time from (and
                                    including) July 1, 2001 to (and
                                    including) September 30, 2001, 3.50 to
                                    1.00;

                                            (4) at any time from (and
                                    including) October 1, 2001 to (and
                                    including) December 31, 2001, 3.75 to
                                    1.00;

                                            (5) at any time from (and
                                    including) January 1, 2002 to (and
                                    including) March 31, 2002, 4.00 to 1.00;
                                    and

                                            (6) at any time from and after
                                    April 1, 2002, 4.50 to 1.00."

                  Section 3. Representations and Warranties. The Company
                             ------------------------------
hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties contained in the Credit Agreement (except the Excluded Representations) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no event has occurred and is continuing that constitutes a Default or an Event of Default.

                  Section 4. Miscellaneous. Except as herein provided, the
                             -------------
Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                   [remainder of page intentionally blank]


             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   SOLUTIA INC.



                                   By: /s/ Kevin Wilson
                                      ------------------------------------------
                                    Name: Kevin Wilson
                                    Title: Vice President & Treasurer


                                   CITIBANK, N.A.,
                                      as Administrative Agent



                                   By: /s/ Wajeeh Faheem
                                      ------------------------------------------
                                    Name: Wajeeh Faheem
                                    Title: Vice President




             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

  COMMITMENTS                     THE LENDERS
  -----------                     -----------

$30,000,000.00                    CITIBANK, N.A.



                                  By: /s/ Wajeeh Faheem
                                     -------------------------------------------
                                     Name: Wajeeh Faheem
                                     Title: Vice President


$25,000,000.00                    BANK OF AMERICA, N.A.



                                  By: /s/ David Noda
                                     -------------------------------------------
                                     Name: David Noda
                                     Title: Managing Director


$22,500,000.00                    ABN AMRO BANK N.V.



                                  By: /s/ Steven M. Buehler
                                     -------------------------------------------
                                     Name: Steven Buehler
                                     Title: Vice President


                                  By: /s/ Angela Noique
                                     -------------------------------------------
                                     Name: Angela Noique
                                     Title: Vice President


$20,000,000.00                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    CHICAGO BRANCH



                                  By: /s/ Hisashi Miyashiro
                                     -------------------------------------------
                                     Name: Hisashi Miyashiro
                                     Title: Deputy General Manager




             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

$20,000,000.00                    BANK ONE, NA (MAIN OFFICE CHICAGO)



                                  By: /s/ William J. Oleferchik
                                     -------------------------------------------
                                     Name: William J. Oleferchik
                                     Title: Director


$20,000,000.00                    THE CHASE MANHATTAN BANK



                                  By: /s/ Lawrence Palumbo, Jr.
                                     -------------------------------------------
                                     Name: Lawrence Palumbo, Jr.
                                     Title: Vice President


$20,000,000.00                    DEUTSCHE BANK AG NEW YORK BRANCH
                                    AND/OR CAYMAN ISLANDS BRANCH



                                  By: /s/ Jean M. Hannigan
                                     -------------------------------------------
                                     Name: Jean M. Hannigan
                                     Title: Director


                                  By: /s/ Stephanie Strohe
                                     -------------------------------------------
                                     Name: Stephanie Strohe
                                     Title: Associate


$20,000,000.00                    HSBC BANK, USA



                                  By: /s/ Christopher M. Samms
                                     -------------------------------------------
                                     Name: Christopher M. Samms
                                     Title: Officer #9426, First V.P.




             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

$20,000,000.00                    KBC BANK N.V.



                                  By: /s/ R. Snauffer
                                     -------------------------------------------
                                     Name: Robert Snauffer
                                     Title: First Vice President


                                  By: /s/ Patrick A. Janssens
                                     -------------------------------------------
                                     Name: Patrick A. Janssens
                                     Title: Vice President


$20,000,000.00                    THE NORTHERN TRUST COMPANY



                                  By: /s/ A. Bhagwat
                                     -------------------------------------------
                                     Name: Ashish S. Bhagwat
                                     Title: Second Vice President


$20,000,000.00                    WACHOVIA BANK, N.A.



                                  By: /s/ Robert Wilson
                                     -------------------------------------------
                                     Name: Robert Wilson
                                     Title: Vice President


$12,500,000.00                    MELLON BANK, N.A.



                                  By: /s/ Charles Frankenberry
                                     -------------------------------------------
                                     Name: Charles E. Frankenberry
                                     Title: Vice President



             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

                                                                 SCHEDULE 2A

                                Pricing Grid
                                ------------

                  "Applicable Margin" means, for any A Advance (whether
                   -----------------
denominated in Dollars or Euros) that is a Eurocurrency Rate Advance for any period during which the Rated Securities are within any Rating Level set forth below, the rate set forth below opposite the reference to such Rating
Level:

                   Rating Level                      Applicable Margin (p.a.)
                   ------------                      ------------------------

                  Rating Level 1                              0.330%
                  Rating Level 2                              0.415%
                  Rating Level 3                              0.575%
                  Rating Level 4                              0.750%
                  Rating Level 5                              0.975%
                  Rating Level 6                              1.125%;

provided that, if the ratings of the Rated Securities established by S&P and Moody's shall fall within different Rating Levels, the Applicable Margin shall be determined by reference to the higher of the two Rating Levels (except that, if the lower such Rating Level is more than one Rating Level below the higher such Rating Level, the Applicable Margin shall be determined by reference to the Rating Level that is one Rating Level higher than the lower such Rating Level). Each change in the Applicable Margin resulting from a Rating Level Change shall be effective on the effective date of such Rating Level Change.

                  "Facility Fee Rate" means, for any period during which the
                   -----------------
Rated Securities are within any Rating Level set forth below, the rate set forth below opposite the reference to such Rating Level:

                   Rating Level                      Facility Fee Rate (p.a.)
                   ------------                      ------------------------

                  Rating Level 1                              0.070%
                  Rating Level 2                              0.085%
                  Rating Level 3                              0.100%
                  Rating Level 4                              0.125%
                  Rating Level 5                              0.150%
                  Rating Level 6                              0.250%;

provided that, if the ratings of the Rated Securities established by S&P and Moody's shall fall within different Rating Levels, the Facility Fee Rate shall be determined by reference to the higher of the two Rating Levels (except that, if the lower such Rating Level is more than one Rating Level below the higher such Rating Level, the Facility Fee Rate shall be determined by reference to the Rating Level that is one Rating Level higher than the lower such Rating Level). Each change in the Facility Fee Rate resulting from a Rating Level Change shall be effective on the effective date of such Rating Level Change.



             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)

                  "Utilization Fee Rate" means, for any period during which
                   --------------------
the Rated Securities are within any Rating Level set forth below, the rate set forth below opposite the reference to such Rating Level:

                   Rating Level                  Utilization Fee Rate (p.a.)
                   ------------                  ---------------------------

                  Rating Level 1                          0.125%
                  Rating Level 2                          0.125%
                  Rating Level 3                          0.125%
                  Rating Level 4                          0.125%
                  Rating Level 5                          0.125%
                  Rating Level 6                          0.250%;

provided that, if the ratings of the Rated Securities established by S&P and Moody's shall fall within different Rating Levels, the Utilization Fee Rate shall be determined by reference to the higher of the two Rating Levels (except that, if the lower such Rating Level is more than one Rating Level below the higher such Rating Level, the Utilization Fee Rate shall be determined by reference to the Rating Level that is one Rating Level higher than the lower such Rating Level). Each change in the Utilization Fee Rate resulting from a Rating Level Change shall be effective on the effective date of such Rating Level Change.




             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)


                                                                                                 SCHEDULE 2B

                                                       SOLUTIA INC.(1)
                                          $250MM 364-DAY REVOLVING CREDIT FACILITY
                                                        PRICING GRID

-----------------------------------------------------------------------------------------------------------------------------------
                      LEVEL 1              LEVEL 2            LEVEL 3             LEVEL 4            LEVEL 5          LEVEL 6
BASIS FOR         Long Term Senior    Long Term Senior   Long Term Senior    Long Term Senior   Long Term Senior  Long Term Senior
PRICING(2)        Unsecured Debt      Unsecured Debt     Unsecured Debt      Unsecured Debt     Unsecured Debt    Unsecured Debt
                  Rated At Least A    Rated Less Than    Rated Less Than     Rated Less Than    Rated Less Than   Rated Lower Than
                  By Standard &       Level 1 But At     Level 2 But At      Level 3 But At     Level 4 But At    Level 5 Or Not
                  Poor's or A2 By     Least A- By        Least BBB+ By       Least BBB By       Least BBB- By     Rated.
                         --
                  Moody's             Standard & Poor's  Standard & Poor's   Standard & Poor's  Standard & Poor's
                                      or A3 By           or Baa1 By          or Baa2 By         or Baa3 By
                                      --                 --                  --                 --
                                      Moody's            Moody's             Moody's            Moody's

-----------------------------------------------------------------------------------------------------------------------------------

FACILITY FEE          7.0 bps             8.5 bps            10.0 bps           12.5 bps            15.0 bps          25.0 bps

-----------------------------------------------------------------------------------------------------------------------------------

APPLICABLE            33.0 bps           41.5 bps            57.5 bps           75.0 bps            97.5 bps         112.5 bps
MARGIN

-----------------------------------------------------------------------------------------------------------------------------------

DRAWN COST(3)     LIBOR + 40.0 bps   LIBOR + 50.0 bps    LIBOR + 67.5 bps   LIBOR + 87.5 bps     LIBOR + 112.5     LIBOR + 137.5
                                                                                                      bps               bps

-----------------------------------------------------------------------------------------------------------------------------------

UTILIZATION FEE
USAGE GREATER         12.5 bps           12.5 bps            12.5 bps           12.5 bps            12.5 bps          25.0 bps
THAN 33%

-----------------------------------------------------------------------------------------------------------------------------------

FULLY DRAWN       LIBOR + 52.5 bps   LIBOR + 62.5 bps    LIBOR + 80.0 bps     LIBOR + 100.0      LIBOR + 125.0     LIBOR + 162.5
COST(4)                                                                            bps                bps               bps

-----------------------------------------------------------------------------------------------------------------------------------

(1)  This pricing grid is intended to be a summary of the Applicable Margin, Facility Fee Rate and Rating Level definitions in the
     Credit Agreement.  In the event of any inconsistency between this pricing grid and the actual terms of the Credit Agreement
     (including the definitions set forth on Schedule 2A), the terms of the Credit Agreement shall control and govern.

(2)  If Solutia Inc. is split-rated and the ratings fall in different Rating Levels, the higher of the two Rating Levels will apply (except that, if the lower such Rating Level is more than one Rating Level below the higher such Rating Level, the
     Rating Level that is one Rating Level higher than the lower such Rating Level will apply).

(3)  Facility Fee plus Applicable Margin.

(4)  Drawn Cost plus Utilization Fee.



             AMENDMENT NO. 1 (SOLUTIA 364-DAY CREDIT AGREEMENT)